Exhibit (b)

                                        CERTIFICATIONS


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Galen G. Vetter, Chief Executive Officer of the FRANKLIN CALIFORNIA TAX-FREE TRUST (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The periodic report on Form N-CSR of the Registrant for the period ended 12/31/2007 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  02/27/08

                            /s/ GALEN G. VETTER

                            Galen G. Vetter
                            Chief Executive Officer - Finance and Administration












                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Laura F. Fergerson, Chief Financial Officer of the FRANKLIN CALIFORNIA TAX-FREE TRUST (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The periodic report on Form N-CSR of the Registrant for the period ended 12/31/2007 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  02/27/08

                           /s/ LAURA F. FERGERSON

                           Laura F. Fergerson
                           Chief Financial Officer and Chief Accounting Officer